Benefits	12 Months Ended
Dec. 31, 2015
Compensation And Retirement Disclosure [Abstract]
Benefits

16. BENEFITS

The Company has established a 401(k) Retirement Plan (the “401(k) Plan”) for all qualified employees. Employees are eligible to participate in the 401(k) Plan following completion of 90 days of service and attaining age 21. The Company’s match begins after one year of service. Vesting in the Company’s match contribution accrues evenly over four years. Pursuant to the 401(k) Plan, employees can contribute up to 75% of their compensation to the maximum allowed by law. The Company will match 50% of the first 6% of the base contribution that an employee contributes. The Company match consists of a contribution of the Company’s common stock, at market value. The Company’s contribution to the 401(k) Plan was $0, $566 thousand and $705 thousand for the years ended December 31, 2015, 2014 and 2013, respectively. Effective January 1, 2015, the Company match was changed to 100% of the first 3% and 50% of the next 2% of the base contribution that an employee contributes. The Company match will be paid after the end of each year, at which time 100% of the match will immediately vest.  For the 2015 year, the Company processed the annual match on January 29, 2016 for a total of $674 thousand.

In April 2009, the Company established the Directors’ Deferred Fee Plan, a deferred stock compensation plan for members of its Board of Directors (the “Directors’ Plan”). The Directors’ Plan provides Directors with the opportunity to defer, for tax planning purposes, receipt of all or a portion of any Sun Bancorp, Inc. stock earned as compensation. The Directors’ Plan balance as of December 31, 2015 and 2014 was $1.1 million and $599 thousand, respectively.